UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2020

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2020, Peapack-Gladstone Financial Corporation (the “Company”) entered into Subordinated Note Purchase Agreements (collectively, the “Purchase Agreements”) with certain qualified institutional buyers and institutional accredited investors (collectively, the “Purchasers”) pursuant to which the Company issued and sold $100.0 million in aggregate principal amount of its 3.50% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes were offered and sold by the Company to the Purchasers in a private offering in reliance on the Section 4(a)(2) exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D thereunder. The Company intends to use the proceeds from the offering to repay existing subordinated debt and for general corporate purposes, including stock repurchases.

The Notes mature on December 30, 2030 and bear interest at a fixed annual rate of 3.50%, payable semi-annually in arrears, to but excluding December 30, 2025. From and including December 30, 2025 to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum initially equal to the then-current three-month Secured Overnight Financing Rate provided by the Federal Reserve Bank of New York plus 326 basis points, payable quarterly in arrears. The Company is entitled to redeem the Notes, in whole or in part, at any time on or after December 30, 2025, and to redeem the Notes at any time in whole upon certain other events. Any redemption of the Notes will be subject to prior regulatory approval to the extent required.

On December 22, 2020, in connection with the issuance and sale of the Notes, the Company entered into Registration Rights Agreements (the “Registration Rights Agreements”) with the Purchasers. Pursuant to the Registration Rights Agreements, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Notes”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreements, it would be required to pay additional interest to the holders of the Notes.

The Notes were issued under an Indenture, dated December 22, 2020 (the “Indenture”), by and between the Company and UMB Bank, National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or, other than with respect to the Exchange Notes, exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holders. The Notes are unsecured, subordinated obligations of the Company only and are not obligations of, and are not guaranteed by, any subsidiary of the Company. The Notes rank junior in right to payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for the Company if applicable.

The form of Purchase Agreement, the form of Registration Rights Agreement, the Indenture and the form of Note are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreements, the Registration Rights Agreement, the Indenture and the Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K and the full text of the Indenture and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On December 22, 2020, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that involve substantial risks and uncertainties. When used in this report, or in the documents incorporated by reference herein, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek,” and similar expressions identify such forward-looking statements. These forward-looking statements include statements regarding the Company’s business plans, prospects, growth and operating strategies, statements regarding the asset quality of the Company’s loan and investment portfolios, and estimates of the Company’s risks and future costs and benefits.

These forward-looking statements are based largely on the current expectations of the Company’s management and are subject to a number of risks and uncertainties, including but not limited to: credit quality and the effect of credit quality on the adequacy of our allowance for loan losses; deterioration in financial markets that may result in impairment charges relating to our securities portfolio; competition in our primary market areas; changes in interest rates and national or regional economic conditions; changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; significant government regulations, legislation and potential changes thereto; a reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; increased cost of operations due to greater regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; cyberattacks, computer viruses and other technological threats that may breach the security of our websites or other systems; technological changes that may be more difficult or expensive than expected; limitations on our ability to expand consumer product and service offerings due to anticipated stricter consumer protection laws and regulations; and other factors discussed in the Company’s periodic reports filed with the Securities and Exchange Commission. Many of these factors are beyond the Company’s control and are difficult to predict. In addition, the COVID-19 pandemic is adversely affecting the Company and its customers, employees and third-party service providers; the adverse impact of the pandemic on our and their business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return.

Because of these and other uncertainties, the Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

4.1	Indenture, dated as of December 22, 2020, by and between Peapack-Gladstone Financial Corporation and UMB Bank, National Association, as trustee

4.2	Form of 3.50% Fixed-to-Floating Rate Subordinated Note due 2030 of Peapack-Gladstone Financial Corporation (included in Exhibit 4.1)

10.1	Form of Subordinated Note Purchase Agreement, dated as of December 22, 2020, by and between Peapack-Gladstone Financial Corporation and the several Purchasers

10.2	Form of Registration Rights Agreement, dated as of December 22, 2020, by and between Peapack-Gladstone Financial Corporation and the several Purchasers

99.1	Press Release dated December 22, 2020

99.2	Investor Presentation

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: December 22, 2020	By:	/s/ Jeffrey J. Carfora
	Name:	Jeffrey J. Carfora
	Title:	Senior Executive Vice President and Chief Financial Officer